Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 3rd day of May, 2019.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general
partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general
partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS II L.P.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP CAYMAN INVESTMENT
HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP CAYMAN INVESTMENT
HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P.,
its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CAP IV, L.L.C.

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

CAP IV GENERAL PARTNER, L.P.

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

CARLYLE ASIA PARTNERS IV, L.P.
By: CAP IV General Partner, L.P., its general
partner

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

ORIGIN INVESTMENT HOLDINGS LIMITED

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Director